Exhibit 10.48

                                 LEASE AGREEMENT
                                 ---------------

     THIS LEASE AGREEMENT ("Lease Agreement") is made and entered this _____ day of June, 2006, as of 1st day of October, 2006, by and between YONKER INVESTMENTS, INC., a Florida corporation, as "Lessor", and DNAPrint Genomics, Inc. a Florida corporation, as "Lessee".

     W  I  T  N  E  S  S  E  T  H:

     In consideration of the covenants herein contained, it is agreed as follows:

     1.     Leased  Premises.     Lessor  hereby  leases,  lets and demises unto
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Lessee and Lessee hereby rents of and from Lessor, the Leased Premises described in  Exhibit  "A"  attached  hereto  and  incorporated  herein  by  reference.

     2.     Term.     The  initial leasehold term of Lessee shall commence as of
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12:01  a.m. October 1, 2006 ("Commencement Date"), and shall extend for five (5)
years until 11:59 p.m. on September 30, 2011 unless sooner terminated or cancelled pursuant to a provision hereinafter contained. Provided Lessee is not in default under the terms of this Lease, the Lessee shall have the right to renew for one (1) additional five (5) year term ("Renewal Term"). In the event Lessee does not desire to exercise its option to renew, it shall so notify Lessor on or before a date sixty (60) days prior to the date of termination of the lease term.

     3.     Amount  of  Rent/Common  Area  Maintenance.
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a.     Lessee covenants to pay the Lessor as annual rent for the Leased Premises the sum of Seventy-two thousand Dollars ($72,000.00) ("Rent") per annum, plus sales tax, adjusted annually to reflect any increase in Rent. RENT FOR THE FIRST MONTH IS PAYABLE WITH THE LAST MONTH PREPAID RENT PLUS APPLICABLE SALES TAX, COMMON AREA MAINTENANCE ("C.A.M.") CHARGES, SEWER AND WATER CHARGES, AND
THE  MONTHLY  COST  FOR  HVAC  MAINTENANCE CONTRACTS COVERING ALL THREE (3) HVAC
SYSTEMS due UPON OCCUPANCY. Thereafter each monthly installment of Rent shall be in the amount of Six Thousand Dollars ($6000.00), plus sales tax, monthly C.A.M. CHARGES, SEWER AND WATER CHARGES, AND THE MONTHLY COST FOR HVAC MAINTENANCE CONTRACTS COVERING ALL THREE (3) HVAC SYSTEMS and shall be payable in advance, before close of business day, on the first (1st) day of each calendar month, or before close of business on the first business day following if on a Saturday, Sunday, or legal holiday, of the term to Lessor at Lessor's address at 1621 West University Parkway, Sarasota, Florida 34243, or at such other place Lessor may from time to time designate in writing. Any use or sales tax on said rental imposed by the State of Florida and any federal or local government shall be paid at the same time and in the same manner as each payment of Rent. All rentals and other sums under the terms of this lease to be paid by Lessee to Lessor shall be paid in lawful money of the United States of America. SHOULD ANY RENT PAYMENT NOT BE RECEIVED BY THE 5TH DAY OF THE MONTH, A FIVE PERCENT (5%) LATE CHARGE SHALL BE DUE AND OWING FROM LESSEE AS CALCULATED ON THE MONTHLY RENT AMOUNT IN ARREARS, IN ADDITION TO INTEREST RATE OF THE MAXIMUM RATE PERMITTED BY LAW.


b. Beginning on the first day of the second year of the lease term, and on the first day of each anniversary of the Commencement Date of this lease thereafter, the annual rent shall be increased based on the percentage increase of the Consumer Price Index of the United States Bureau of Labor Statistics all urban consumers (all items 1982-84=100). The base level of such index being used beingthe September 2006 base level. If the Consumer Price Index Number at the end of any lease year of this lease shall exceed the above stated base level, the higher number divided by the base level shall constitute the "percentage of increase". The initial monthly Rent shall be multiplied by the "percentage of increase", if any, and the resulting amount shall be the monthly rent payable for each month during the succeeding lease year commencing with the
     October 1 lease payment. In no event, however, shall the monthly rental be reduced for any ensuing twelve months in the event the "percent-age of increase" shall be a minus number.

The Lessee shall continue to pay rent at the then existing monthly rental until Lessor provides notice to Lessee of the new monthly rental payment amount. Lessor shall notify Lessee of the increased Rent, if any, within thirty (30) days of the first day of each anniversary of the Commencement Date of this lease thereafter, including any renewal term. Lessee shall pay to Lessor within fifteen (15) days of first notification of an increase in rental the sum necessary to bring Lessee current as if Lessee had been paying the new monthly rental from the first day of the lease year and shall pay the new monthly rental payment thereafter on the date the monthly rental payment is due.

If the computation or the publication of said Consumer Price Index shall be changed to another basis or transferred to another governmental agency or shall be discontinued, Lessor shall notify Lessee of an alternate index or method of computing such increased rent which shall reasonably conform to the method intended by the parties herein.

c. Lessor shall provide at least (90) days notice to Lessee of its rent increase amount for the Renewal Term. The maximum increase for the renewal term shall be 7.5% over the then current Rent. If the Lessee renews this Lease, such adjusted Rent, inclusive of such increase, shall constitute the Rent for the renewal term, and such adjusted Rent shall be paid in twelve (12) equal monthly installments, with appropriate sales tax. The increase in the annual rent during each year of the renewal term thereafter shall be calculated and increased in accordance with paragraph 3 b. hereof, provided, however, that the initial base Rent for purposes of such calculation shall be the initial Rent from the Renewal term and the CPI increase shall be based on the September 2011 base level .

d. A monthly C.A.M Fee of $150.00 and a monthly charge for Sewer and Water of $30.00 for up to six employees, plus an additional $30.00 per month for each additional six employees or portion thereof, will be due to Lessor on the first of the month with the rent. Weekly trash collection must be contracted with MCPUD-Manatee County Public Utilities at a minimum of one-can service. Proof of trash collection service must be provided to Lessor on demand. Lessee shall also pay the monthly cost for HVAC maintenance contracts covering all three (3) HVAC systems, which contracts are currently held by Lessor. The C.A.M., Sewer and Water and HVAC maintenance contract fees may be adjusted quarterly by Lessor during the term of the lease or any extension thereof, with 30 days notice to Lessee, in order to reimburse Lessor for his reasonable actual costs for such items. Lessor shall submit back up documentation supporting any increase in the C.A.M. charges. At Lessee's option, Lessee shall be permitted to obtain a substitute HVAC maintenance contract of similar quality and service to the existing contract. Lessor represents and warrants that all three (3) HVAC systems are in good, operable condition.

     4.     Quiet  Enjoyment.     Lessor  covenants  that so long as Lessee pays
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the  Rent  reserved  in this Lease and performs its agreements hereunder, Lessee shall have the right to quietly enjoy and use the Leased Premises for the term hereof, subject only to the provisions of this Lease.

     5.     Improvements.     Lessee  shall  not  make  any  improvements  or
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alterations  to the Leased Premises without the prior written consent of Lessor.
Any improvement to the Leased Premises shall become the property of the Lessor upon the normal expiration of this Lease or upon its earlier termination according to the provisions hereof, or applicable law. Lessee shall be entitled to remove normal trade fixtures at the termination of the Lease Agreement provided repairs from damage due to removal are completed to return unit to as rented condition. Lessor acknowledges Lessee's requirement to build-out the
Leased Premises to accommodate Lessee's business.   Lessee agrees that any build
out of the Warehouse Area and/or other modification of the Leased Premises is subject to Lessor's review of all plans and prior written approval, which Lessor,shall not unreasonably withhold. . Additionally, any such build out or modification is subject to restrictions and requirements as specified in the Lease. All work must be properly permitted, conform to ALL MANATEE COUNTY
ZONING AND BUILDING CODES, ALL APPLICABLE STATE OF FLORIDA REQUIREMENTS, AND ALL APPLICABLE FEDERAL REQUIREMENTS RELATED TO LESSEE'S BUSINESS. All work is to be done by licensed and insured contractors. Final plans upon completion of build out and other modifications must be provided to Lessor, showing all modifications to original plans. If Lessor and Lessee cannot agree on plans and specifications, Lessee and Lessor shall resolve any dispute through mediation in Sarasota County

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     6.     Responsibility  for Cost of Improvements; Liens.     It is expressly
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understood  and  agreed  that the Lessor assumes no financial or other liability for the payment of any labor, materials, contractual or professional or other services, or any other item in connection with any improvements to or on the Leased Premises and all persons dealing with the Lessee shall be so notified by Lessee. Lessee agrees that it will make full and prompt payment of all sums necessary to pay for the cost of repairs, alterations, improvements, changes or other work done by Lessee to the Leased Premises and further agrees to indemnify and hold harmless Lessor from and against any and all such costs and liabilities incurred by Lessee, and against any and all mechanic's, materialman's or laborer's liens arising out of or from such work or the cost thereof which may be asserted claimed or charged against the Leased Premises. Notwithstanding anything to the contrary in this Lease, the interest of Lessor in the Leased Premises shall not be subject to liens for improvements made by or for Lessee, whether or not the same shall be made or done in accordance with an agreement between Lessor and Lessee, and it is specifically understood and agreed that in no event shall Lessor or the interest of Lessor in the Leased Premises be liable for or subjected to any mechanic's, materialman's or laborer's liens for improvements or work made by or for Lessee; and this Lease Agreement specifically prohibits the subjecting of Lessor's interest in the Leased Premises to any mechanic's, materialman's, or laborer's liens for improvements made by Lessee or which Lessee is responsible for payment under the terms of this Lease Agreement. All persons dealing with Lessee are hereunder placed on notice of this provision. In the event any notice or claim of lien shall be asserted of record against the interest of Lessor in the Leased Premises on account of or growing out of any improvement or work done by or for Lessee, or any person claiming by, through or under Lessee, or for improvements or work the cost of which is the responsibility of Lessee, Lessee agrees to have such notice or claim of lien canceled and discharged of record as a claim against the interest of Lessor in the Leased Premises (either by payment and satisfaction or by removal by transfer to bond or deposit as permitted by law) within thirty
(30) days after notice to Lessee by Lessor, and in the event Lessee shall fail to do so Lessee shall be considered in default under this Lease Agreement.

7.     Lessor  and  Lessee's  Insurance.
       --------------------------------

     a. The Lessee shall at all times keep in full force and effect Lessee's public liability insurance for the benefit of the Lessee and the Lessor, SHOWING THE LESSOR AS AN ADDITIONAL INSURED with minimum limits of $100,000 for bodily injury or death of each person, $300,000 for each accident and $50,000 for property damage.

     b. Evidence satisfactory to the Lessor that the insurance coverage required hereunder is in effect shall be furnished by Lessee to the Lessor upon execution of this Lease Agreement. The insurance policy shall be paid for by the Lessee and proof of such payment filed with the Lessor. Each insurance policy shall contain provisions to the effect that they are non-cancelable except upon thirty (30) days prior written notice to the Lessor. The Lessee agrees to renew said policy from time to time and furnish evidence of such renewal or equivalent new insurance and proof of payment thereof to the Lessor not less than fifteen (15) days prior to the expiration of any of said policies.

     c. In the event of an insured loss to the Leased Premises, it is agreed by the parties that the proceeds of any insurance will be promptly applied to the repair or reconstruction of the affected structure or structures.
Destruction in whole or in part of any portion of the Leased Premises will result in the Lessee receiving a pro-rata rent abatement for the portion of the Leased Premises rendered unusable as a result of the loss. If the destruction exceeds 50%, Lessee has the option of cancelling this Lease Agreement without penalty.

d. Lessor currently has Business Liability and Building Replacement insurance coverage on the Leased Premises. Lessee will be responsible for any increase in cost of Lessor's insurance should the nature of the Lessee's business not conform to existing policy provisions. Lessor expressly acknowledges that Lessee's existing business complies with the existing policy provisions, but Lessor does not warrant that the nature of Lessee's business will not affect the premiums of renewal or future policies.

     8.     Maintenance and Use of Leased Premises; Repairs.  During the term of
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this Lease, Lessee shall bear the cost and expense for its trash collection. The lawn and shrubbery maintenance costs are included in the CAM charges paid by the Lessee and are calculated in proportion to the percentage of the square footage that the Leased Premises represents in proportion to the total square footage of BREL Park. Lessee shall pay for all utility services used on the Leased Premises, including electricity and telephone. Water and Sewer charges shall be paid as reflected in Section 3(d). Lessor may require separate meters for electricity and water to be installed on the Leased Premises, in which case Lessee shall be required to pay for costs of installing such separate meters. In the event separate meters are installed for the water, Lessee shall be liable only for the water charges actually incurred by Lessee. The Lessee agrees that at all times the Lessee shall keep the Leased Premises and all improvements thereon in a neat, clean, attractive and sanitary condition. Lessee shall keep and maintain all fixtures, plumbing, electrical, wiring, air conditioning equipment, doors, windows and all equipment and appurtenances affixed to or located within the Leased Premises in good and substantial repair, and shall make repairs promptly when needed to maintain the Leased Premises in the same condition and state of repair as existed at the commencement of this Lease;
provided, however, that Lessor agrees to be responsible for major repairs of operating systems and for roof and structural repairs to the Leased Premises. The determination of whether a repair is a minor repair or a major repair shall be made by the Lessor in its reasonable discretion. For example, maintenance of the air conditioning system shall be the responsibility of the Lessee, but replacement of the A/C Compressor shall be the responsibility of the Lessor. Lessee shall maintain the Leased Premisesin accordance with all applicable federal, state and local governmental laws, ordinances and requirements. Lessee shall promptly notify Lessor in the event of any material violation of any such law, ordinance, code or other law.

     Lessee shall use the Leased Premises only to perform its business, including scientific research and development and consumer, forensic and genotyping, and for no other purpose. Lessee shall not provide medical services or have any patient contact at the Leased Premises. The maximum number of employees in the Leased Premises at any time shall not exceed (22) twenty-two persons. There shall be no smoking in the Leased Premises or within the entry ways to the Leased Premises or BREL Park. Lessee shall also be permitted to reasonable personal use of the bathrooms. Lessee shall comply with all laws, ordinances, rules and regulations of applicable governmental authority respecting the use, operation and activities of the Leased Premises. Lessee shall not make any unlawful, improper or offensive use of the Leased Premises, or such other areas, or any part thereof, or cause any nuisance thereon. Lessee shall not make any use of the Leased Premises which would make void or voidable any policy of fire or extended coverage insurance, or cause an increase in the cost thereof, covering the Leased Premises or BREL Park. Lessee shall keep the hallway adjacent to the Leased Premises, if any, clean and free from rubbish. Lessee shall use the Leased Premises only for the purposes stated in this Lease Agreement and shall not leave said Leased Premises vacant or suffer or permit any waste or mistreatment thereof. If said Leased Premises are serviced by a rear hallway, the same shall be used solely as a means of ingress and egress for bringing in supplies and equipment and for removal of trash and shall at no time be used for the storage of supplies and equipment or trash and the portion thereof adjacent to the Leased Premises shall be kept clean and free from rubbish. Lessee shall not at any time use the Leased Premises in any manner that interferes with Lessor's or other lessees' use of BREL Park.

     It shall be Lessee's sole responsibility to place all garbage and trash from the Leased Premises in trash bins identified from time to time by Lessor as appropriate receptacles therefor, and no garbage or trash shall be allowed to collect upon or about the Leased Premises.

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     9.     Assignment  and  Leases.     This Lease Agreement may be assigned or
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pledged  only  upon  the written consent of the Lessor, which consent may not be unreasonably withheld No assignment or Lease shall operate to limit the continuing primary obligation of the Lessee under covenants, terms and conditions hereof provided that if this entire Lease is assigned with the consent of Lessor then the assignee shall assume all obligations hereunder and Lessee shall be wholly released from any of such obligations. This paragraph shall not be deemed to provide for the placement of any mortgage against the Leased Premises nor shall this paragraph authorize any subordination of this Lease Agreement to any financing lien.

     10.     Payment  of  Taxes/Assessments.     Lessor shall pay all ad valorem
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real  property  taxes  lawfully  levied  upon  or  against  the Leased Premises.

     11.     Eminent Domain.     Nothing herein shall be construed to affect the
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right of the Lessor to exercise its rights in connection with a taking under the powers of eminent domain with respect to the leasehold and any other interest of the Lessee, or other persons claiming by, through or under the Lessee, according to the statutes and laws applicable to such proceedings.

     12.     Lessor's  Right of Access.     The Lessor, its officers, agents, or
             --------------------------
employees, shall be afforded access to all parts of the Leased Premises and improvements thereon, at reasonable times and from time to time, without undue disruption to Lessee's business, for the purpose of satisfying itself that all terms and covenants of this Lease Agreement are being complied with by Lessee. LESSOR SHALL HAVE ACCESS TO THE LEASED PREMISES AT ANY TIME IN THE EVENT OF AN EMERGENCY.

     13.     Lessor's  Option  to  Pay  Charges.     The  Lessor  shall have the
             ----------------------------------
option, but shall have no liability or obligation, to pay any insurance premium, tax, lien or other charge herein provided to be paid by the Lessee, and to charge the same against the Lessee as additional Rent, which shall be due immediately on demand, and which shall bear interest at the maximum legal rate until paid.

     14.     Lessor's  Remedies.     Any remedies of the Lessor expressed herein
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shall  in  every  instance  be deemed supplemental and cumulative to, and not in lieu of, any statutory or other legal or equitable remedies the Lessor may have. Any waiver of strict performance by the Lessor on any one or more occasions shall not constitute a waiver of its right to insist on strict performance on any other or subsequent occasion.

     15     .Signs.  Lessor  will  permit signage by Lessee in the same size and
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same place where BREL International's signs are currently located on the marquis in front of the property. In addition, the "stylized" sign at ground level in the front of the property may be modified by Lessee provided that Lessee gives Lessor written notice prior to Lessor's occupancy of the Leased Premises of its intention to do so, and copies of its plans are provided for final review and approval by Lessor Lessee shall not place or suffer to be placed or maintained upon any exterior door, roof, wall or window of the Leased Premises any other sign, awning, canopy or advertising matter or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the door of the Leased Premises and will not place or maintain any freestanding standard within or upon the Leased Premises or BREL Park without first obtaining the Lessor's express prior written consent which consent may not be unreasonably withheld.

     16.     Parking and Common Areas.  Subject to the provisions herein, Lessee
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shall be assigned five (5) parking spots in front, two (2) visitor parking spots and three (3) parking spots on the east side, and approximately three (3) to four (4) parking spots adjacent to the rear wall of unit (west side) for the exclusive use of Lessee. Additional parking spots are available along west fence and retention pond by rear building but this is open parking and available to all BREL Park occupants. Lessee will notify the Lessor if it needs additional spaces and at that time it will be provide up to four (4) additional assigned spaces, if available.

     Except as provided in preceding paragraph, Lessee shall have the right to nonexclusive use, in common with Lessor, other Lessees, and the guests, employees, and invitees of same, of the following areas: (a) automobile parking areas and driveways, and (b) other facilities as may be designated from time to time by Lessor, subject to the terms and conditions of this Lease Agreement and to reasonable rules and regulations for the use thereof as prescribed from time to time by Lessor. The parking area shall be maintained in good condition by Lessor; provided that, Lessor shall have the right at any time and from time to time to change or modify the design and layout of the parking area(s).,

     The common areas shall be subject to the exclusive control and management of Lessor and Lessor shall have the right to establish, modify, change and enforce from time to time rules and regulations with respect to the common areas; and Lessee agrees to abide by and conform to such rules and regulations. Lessee further agrees that it and its representatives and employees will park their automobiles only in such areas as Lessor may from time to time designate for such parking. Lessor has the absolute right to designate, reserve, or assign parking spaces. Lessee agrees that it will, within five (5) days after written request therefor by Lessor, furnish to Lessor the State automobile license numbers assigned to its cars and cars of all of its employees. Lessee shall not permit delivery of merchandise at any place other than as designated by Lessor.

     Neither the parking area nor any other common area shall be used by Lessee, or any agent or employee of Lessee, for any advertising, political campaigning or other similar use, including without limitation, the dissemination of advertising or campaign leaflets or flyers.

     17.     Casualty.     In  the  event  the  Leased  Premises  are  rendered
             --------
untenantable by fire or other casualty, Lessor or Lessee shall have the option of terminating this Lease Agreement. In such event, written notice of the election by Lessor or Lessee shall be given to the other party within thirty
(30) days after the occurrence of such casualty. In the event Lessor elects to rebuild the Leased Premises (and the Lessee elects not to terminate the Lease), the Leased Premises shall be restored to its former condition within ninety (90) days of the casualty, during which time payment of Rent or other sum due hereunder from Lessee to Lessor shall abate pro-rata based on the portion of the Leased Premise, if any, which Lessee can utilize during such restoration and construction. In the event either party elects to terminate this Lease Agreement, the Rent shall be paid to and adjusted as of the date of such casualty, and the term of this Lease Agreement shall then expire and this Lease Agreement shall be of no further force or effect and Lessor shall be entitled to sole possession of the Leased Premises. If the Lessor elects to rebuild but fails to do so within ninety (90) days, Lessee has the option of terminating this Lease Agreement, or extending the Lessor's time to rebuild by an additional ninety (90) days.

     18.     Lessee's  Bankruptcy  or Insolvency.     In the event the Lessee at
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any  time  during  the  term  of this Lease Agreement should suffer or permit an involuntary or voluntary petition in bankruptcy to be filed by Lessee or against it or make any assignment for the benefit of its creditors, or should a receiver or trustee be appointed for the Lessee's property and such appointment be not vacated within thirty (30) days thereafter, or such petition be not vacated within a like time, or should the Lessee's leasehold interest be levied upon and the lien thereof not discharged within thirty (30) days after said levy has been made, then upon the happening of either of said events, the same shall be deemed an event of default.

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     19.     Default.     In  the event Lessee shall (a) fail to make any rental
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or  other payment due within five (5) days after same shall become due, (b) make an assignment for the benefit of its creditors, (c) have its leasehold estate taken upon execution against Lessee, (d) without the prior written consent of the Lessor, abandon or vacate the Leased Premises during the term hereof, or (e) breach or fail to perform any of the material agreements herein other than the agreement to pay Rent and shall fail to cure such material agreements within twenty (20) days after written notice from Lessor, such event shall constitute an event of default. In the event Lessee is in default under this Lease, Lessor shall have a lien on said furniture, equipment, and other personal property of Lessee as security against loss or damage resulting from such default, and said property may not be removed by Lessee until such default is cured.

     Upon the occurrence of any one or more events of default specified herein, including a default under paragraph 18 hereof, Lessee shall become a Lessee at sufferance, and Lessor, at its option and at any time thereafter, may pursue, exercise and enforce either remedy a. or b. below:

     a. Enter upon and take possession of the Leased Premises in accordance with Section 83.20, Section 83,21 and Section 51.011 Florida Statutes
(2006).After  resuming  possession  of  the  Leased  Premises,  Lessor  may:

     (1)     Relet,  as  Lessee's  agent  and  without  terminating  this  Lease
Agreement, the Leased Premises for such amounts and upon such terms and conditions as Lessor may deem best under the circumstances for the purpose of reducing Lessee's liability, whereupon Lessee shall be liable to Lessor at the end of the lease term for the difference between the rentals and other charges stipulated to be paid by Lessee and what Lessor is able to recover from a reletting, after deducting any reasonable attorney's fees, commissions and other expenses paid by Lessor with respect to such reletting; or

     (2) Terminate this Lease Agreement, whether or not the Leased Premises or any part thereof shall have been relet, by written notice to Lessee, whereupon this Lease Agreement shall end; provided, however, that no such termination of this Lease Agreement shall relieve Lessee of its liability and obligations under this Lease Agreement incurred prior to such termination. All amounts and arrearages due and payable to Lessor by Lessee shall bear interest at the highest rate permitted by law.

     b. Treat the Lease Agreement as remaining in existence, curing Lessee's default by performing or paying the obligation which Lessee has breached. In such event, all sums paid or expenses incurred by Lessor directly or indirectly in curing Lessee's default, shall become immediately due and payable and shall bear interest at the highest rate permitted by law per annum from the date of disbursement by Lessor until paid by Lessee. If the breach consists of a failure to pay the Rent stipulated in this Lease Agreement and Lessor elects to treat the Lease Agreement as remaining in existence, Lessor can take such action as is necessary to recover the Rent due as each installment matures or for the whole amount at the end of the term, or Lessor can immediately upon the breach take such action as is necessary to recover the entire remaining unpaid Rent for the balance of the term hereof.

     Furthermore, Lessor may exercise any and all rights and privileges and pursue any additional remedies that Lessor may have under the laws of either the State of Florida or the United States of America that are available in conjunction with whichever of the above described remedies is chosen.

     The remedies for which provision is made in Paragraph 19 shall not be exclusive and in addition thereto Lessor may pursue such other remedies as are provided by law in the event of any breach default or abandonment by Lessee. In any event, and irrespective of any option exercised by Lessor, Lessee agrees to pay and the Lessor shall be entitled to recover all costs and expenses incurred by Lessor, including reasonable attorneys' fees, in connection with collection of Rent or damages or enforcing other rights of Lessor in the event of a breach of default or abandonment by Lessee, irrespective of whether or not Lessor elects to terminate this Lease Agreement by reason of such a breach, default or abandonment.

     Any and all sums due under this Agreement from Lessee to Lessor and not paid on the date due shall bear interest from the date due at the maximum rate permitted by law until fully paid; and if any payment of Rent is not received by the date due Lessee shall be charged a late charge of five percent (5%) of the amount of unpaid Rent per month for each such delinquency.

     20.     Waiver  or  Estoppels.  The failure of Lessor to insist, in any one
             ---------------------
or more instances, upon strict performance of any covenants or agreements of this Lease Agreement, or exercise any option of Lessor herein contained, shall not be construed as a waiver or relinquishment for the future of such covenant, agreement or option, but the same shall continue and remain in full force and effect. Receipt of Rent by Lessor, with knowledge of the breach of any covenant or agreement hereof, shall not be deemed a waiver of such breach and no waiver by Lessor of any provision hereof shall be deemed to have been made unless expressed in writing and signed by Lessor.

     21.     Mortgage  Subordination  and  Estoppels  Certificates.
             -----------------------------------------------------

     a. All rights and interests of Lessee hereunder are and shall be and remain subject, subordinate and inferior to all mortgages, heretofore or hereafter given and encumbering the Leased Premises, or any part thereof and shall likewise be subordinate and inferior to all renewals, modifications, consolidations, replacements and extensions of any such mortgage, and the right of the holder of any such mortgage shall at all times be and remain prior and superior to all rights and interests of Lessee. This provision shall operate as a subordination agreement with respect to all such mortgages and all renewals, modifications, consolidations, replacements and extensions thereof. If the holder of any such mortgage or any person, firm or corporation agreeing to make a loan secured by a mortgage on the Leased Premises shall require confirmation of any subordination for which provision is herein made or a separate subordination agreement with respect to any mortgage transaction, Lessee shall execute such confirmation or subordination agreement in the form required by such mortgage holder or other person, firm or corporation agreeing to make a loan secured by a mortgage on the Leased Premises, and the execution of the same shall not diminish or affect the liability of Lessee hereunder or any other party responsible for or guaranteeing the obligations of Lessee under this Lease Agreement; provided however, so long as Lessee is not in default hereunder it shall have the right of possession so long as it attorns to the Mortgagee or successor thereof.

     b. Lessee agrees to provide at any time, within twenty (20) days of Lessor's written request, a certificate certifying that this Lease Agreement is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. The certificate shall also state the amount of monthly Rent, the dates to which the Rent has been paid in advance, and the amount of any security deposit or prepaid Rent. It is intended that any such certificate delivered pursuant to this paragraph may be relied upon by any prospective purchaser or mortgagee of the Leased Premises or any portion thereof.

     22.     Condemnation.
             ------------

     a.     Entire  Taking.     If  the  whole  of  the Leased Premises shall be
            --------------
taken or condemned or purchased in lieu thereof by any competent authority for any public or quasi-public use or purpose, then and in that event, the term of this Lease Agreement shall cease and terminate from the time when the possession shall be required for such use or purpose. The Rent shall in such case be apportioned to the date of such taking or purchase, as the case may be.

     b.     Partial  Taking.     If  any  part  of  the Leased Premises shall be
            ---------------
taken or condemned or purchased in lieu thereof by any competent authority for any public or quasi-public use or purpose, then and in that event the Lessor shall so notify the Lessee in writing and the Lessee shall have the option to cancel this Lease Agreement, giving the Lessor written notice within twenty (20) days after receipt of such notice from the Lessor; provided the balance of the Leased Premises remaining cannot be suitably used by the Lessee for its purposes heretofore stated. If the Lessee is entitled to exercise said option to cancel and does so, then such canceling shall be effective and the Rent shall in such case be apportioned to the date of such taking or purchase, as the case may be. In the event the Lessee is not entitled to cancel the Lease Agreement or if it is entitled to do so but does not exercise its option, said Lessee will be responsible for the Rent as heretofore set forth and apportioned to the date of such taking or purchase, i.e., after the taking or purchase in lieu thereof, the Rent herein reserved shall be reduced and the Lessee shall be required to pay that proportion of Rent herein reserved as the rentable floor area of the remaining leased space bears to the rentable floor area of the leased space before such taking or purchase.

     c.     Condemnation  Proceedings.  The  Lessor  and the Lessee hereby agree
            -------------------------
that any award or proceedings resulting from a condemnation or sale in lieu thereof of the whole or any part of the Leased Premises shall belong solely to the Lessor, and the Lessee hereby waives any right to make any claim therefor as a result of this Lease Agreement.

     23.     Deposits  and  Advances.     Lessee  shall  deposit  the  sum  of
             -----------------------
$6,000.00 with Lessor as security for payment of Rent and all other amounts due hereunder, and for any damages caused by Lessee to the Leased Premises. In addition, Lessee shall deposit the sum of $TBA PRIOR TO OCCUPANCY, which sum
                                              -----------------------
shall represent partial prepayment of the last month's rent, C.A.M., Sewer and Water and monthly cost for HVAC maintenance contracts covering all three (3) HVAC systems due under this Lease, plus sales tax, if any, and the balance of which will be due as provided at termination of Lease Agreement. Any funds transferred by Lessee to Lessor as a deposit or advance pursuant to the terms of this Lease Agreement, or any exhibit, addendum or modification hereto, may be commingled with other funds of Lessor and need not be placed in trust, deposited in escrow or otherwise held in a segregated account, or in any interest bearing account. In addition, if any sum or sums of money shall become payable by Lessee to Lessor pursuant to the terms of this agreement, or any exhibit, addendum or modification hereto, or by any law, ordinance or regulation affecting this Agreement, Lessor shall have the right to apply any deposits or advances theretofore made by Lessee against such sums due by Lessee to Lessor.

     24.     Right  to Sell.     Should Lessor sell, assign, or convey the title
             --------------
to the Leased Premises, Lessee shall be obligated to Lessor's successor in title and shall be required to maintain adherence to the conditions and requirements of this Lease Agreement. Upon the sale, assignment or conveyance of the title to the Leased Premises, Lessor shall thereupon be automatically released from all liability with respect to the covenants and obligations of the Lessor thereafter occurring; but such covenants and obligations shall be binding upon each new owner of the Leased Premises for the respective periods during which each shall be owner of the Leased Premises.

     25.     Notices.     Whenever  under  this  Lease  Agreement a provision is
             -------
made for any demand, notice or declaration of any kind or where it is deemed desirable or necessary by either party to give or serve any such notice, demand, or declaration to the other, it shall be personally served or posted at the Leased Premises and in writing sent by first class mail, with postage prepaid, as follows: If to the Lessor, then to: Yonker Investments Inc., 1621 West University Parkway, Sarasota, Florida 34243, Attention: President; with a copy to: Kirk Pinkerton, 720 South Orange Avenue, Sarasota, Florida 34236, Attention:
David M. Silberstein, Esq.; if to the Lessee, then to: McNamara & Carver, P.A., 2909 Bay to Bay Blvd., Suite 309, Tampa, Florida 33629, Attention: Robert C. Sanchez. If the mailing address of either party changes during the period of the Lease term, notification thereof shall be furnished by such party to the other.

                                     4 of 8

     26.     Waiver  of  Jury  Trial.     Both  parties  agree  that,  should
             -----------------------
litigation ensue concerning interpretation of this Lease Agreement or disputes in any way related to this Lease Agreement, they will waive their right to a jury trial and instead proceed before only the judge.

     27.     Indemnity  to Lessor.     The Lessee shall indemnify, exonerate and
             --------------------
hold the Lessor harmless from and against all claims, suits, damages, judgments, liabilities, losses, costs and expenses (including attorneys fees, whether for negotiation, trial, appellate or other legal services) suffered or incurred by the Lessor as a result of: (a) the failure or refusal by the Lessee to perform any covenant required to be performed by Lessee hereunder; (b) failure of the Lessee to comply with any requirements of any governmental authority; (c) any liens or encumbrances filed against the demised Leased Premises as a result of any act or omission of the Lessee or its representatives; and (d) any claims for damages for injuries to person or property occurring on or in the Leased
Premises or improvements there located or resulting in any way from Lessee's operations.

     28.     Relationship  of  Parties.     Nothing  contained  in  this  Lease
             -------------------------
Agreement shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association whatsoever between Lessor and Lessee, it being expressly understood and agreed that neither the method of computation of Rent nor any of the other provisions contained in this Lease Agreement nor any act or acts of the parties hereto shall be deemed to create any relationship between Lessor and Lessee other than the relationship of Lessor and Lessee.

     29.     Governing  Laws.     The  laws of the State of Florida shall govern
             ---------------
the validity, performance, and enforcement of this Lease Agreement. Any litigation concerning this Lease between the parties shall be initiated in Sarasota County, Florida.

     30.     Savings  Clause.     The  invalidity  or  unenforceability  of  any
             ---------------
provision of this Lease Agreement shall not affect or impair the validity of any other provision.

     31.     Paragraph  Headings.     The  paragraph  titles  herein  are  for
             -------------------
convenience only and do not define, limit, or construe the contents of such paragraphs.

     32.     Covenant  to Bind Successors.     It is agreed that the provisions,
             ----------------------------
covenants, and conditions of this Lease Agreement shall be binding on the legal representatives, heirs, successors and assigns of the respective parties hereto.

     33.     Radon Gas.     Radon is a naturally occurring radioactive gas that,
             ---------
when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed Federal and State guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your County Public Health Unit.

     34.     Entire  Agreement.      This  Lease  Agreement  and  the  Exhibits
             -----------------
attached hereto, and forming a part hereof, set forth all of the covenants, promises, agreements, conditions, and understandings between Lessor and Lessee governing the demised Leased Premises. There are no covenants, promises, agreements, conditions and understandings, either oral or written, between them other than those herein set forth. Except as herein provided, no subsequent alterations, amendments, changes or additions to this Lease Agreement shall be binding upon the Lessor and Lessee unless and until reduced to writing and signed by both parties. Submission of this instrument by Lessor to Lessee for examination shall not bind Lessor in any manner, and no lease, contract, option, agreement to lease or other obligation of Lessor shall arise until this instrument is signed by Lessor and delivered to Lessee.

     35.     Hazardous  Substances.     Lessee  shall  not  cause  or permit any
             ---------------------
Hazardous Substance to be used, stored, generated, or disposed of on or in the Leased Premises by Lessee, Lessee's agents, employees, contractors, or invitees without first obtaining Lessor's prior written consent, other than Hazardous Substances used by Lessee in the ordinary course of its business and in compliance with all applicable laws. If Hazardous Substances are used, stored, generated, or disposed of on or in the Leased Premises except as permitted above, or if the Leased Premises become contaminated in any manner for which Lessee is legally liable, Lessee shall indemnify and hold harmless the Lessor from any and all claims, damages, fines, judgments, penalties, costs, liabilities, or losses (including, without limitation, a decrease in value of the Leased Premises, damages caused by loss or restriction of rentable or usable space, or any damages caused by adverse impact on marketing of the space, and any and all sums paid for settlement of claims, attorneys' fees, consultant, and expert fees) arising during or after the term hereof and arising as a result of that contamination by Lessee. This indemnification includes, without limitation, any and all costs incurred because of any investigation of the site or any cleanup, removal, or restoration mandated by a federal, state, or local agency or political subdivision. Without limitation of the foregoing, if Lessee causes or permits the presence of any Hazardous Substance on the Leased Premises and that results in contamination, Lessee shall promptly, at its sole expense, take any and all necessary actions to return the Leased Premises to the condition existing prior to the presence of any such Hazardous Substance on the Leased Premises. Lessee shall first obtain Lessor's approval for any such remedial action.As used herein, "Hazardous Substance" means any substance that is toxic, ignitable, reactive, or corrosive and that is regulated by any local government, the State of Florida, or the United States Government. "Hazardous Substance" includes any and all material or substances that are defined as "hazardous waste", "extremely hazardous waste", or a "hazardous substance" pursuant to state, federal, or local governmental law. "Hazardous Substance" includes but is not restricted to asbestos, polychlorobiphenyls ("PCBs"), and petroleum.

Notwithstanding any contrary language herein, Lessor hereby acknowledges that Lessee's business uses certain chemical products and produces certain chemical and biomedical waste products as described on Exhibit "B", attached. Lessee shall dispose of such waste products in accordance with all local, state and federal regulations, and shall keep records of such disposal.

     36.     Additional  Special  Provisions.
             -------------------------------
     a. Lessor shall maintain duplicate keys to the outside doors of the Leased Premises. Lessee shall not change the locks without providing a duplicate master key to Lessor.

b. Lessee agrees that it will not overburden the electrical and air conditioning systems servicing the Leased Premises.

     c. Lessee has inspected the Leased Premises and accepts same in their current as-is condition, with no obligation of Lessor to undertake any corrective or remedial actions regarding the Leased Premises.

     37.     Severance.   If  any  term  or  provision  of  this  Lease  or  the
             ----------
application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby. Each term and provision of this Lease shall be valid and be enforced to the fullest extent by law.

     38.     Mutual  Waiver  of  Subrogation.  Lessor  and Lessee each expressly
             --------------------------------
waive any cause of action or right of recovery which either may have hereinafter against the other for any loss or damage, as the case may be, arising out of any risk covered by such insurance policy, whether or not such policy shall have been taken out by the parties sustaining such loss or damage. Each party shall obtain waiver of subrogation endorsements to its respective policies.


     39. Brokers.The only real estate broker involved in the procurement of this
         --------
Lease is Michael Saunders & Company represented by Peter Bartys P.A. The commission will be paid by the Lessor under a separate agreement and in accordance with the schedule and addendum hereby attached to this Lease.

LESSEE  ACKNOWLEDGES  THAT,  EXCEPT  AS  EXPRESSLY  SET  FORTH  IN  THE  LEASE,
-------------------------------------------------------------------------------
NEITHERLESSOR  NOR  ANY  AGENT  OR  REPRESENTATIVE  OFLESSOR  HAS  MADE  ANY
----------------------------------------------------------------------------
REPRESENTATIONS,  WARRANTIES, OR STATEMENTS WITH RESPECT TO THE LEASED PREMISES.
--------------------------------------------------------------------------------

LESSEE  SHALLNOTRECORD  THIS  LEASE  OR  ANY  MEMORANDUM  OR  NOTICE  THEREOF
-----------------------------------------------------------------------------
WITHOUTLESSOR'S PRIOR WRITTEN CONSENT, EXCEPT FOR COMPLIANCE WITH ANY REGULATORY
--------------------------------------------------------------------------------
FILINGS  REQUIRED  FROM  LESSEE.
--------------------------------

                                     5 of 8

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day and year first written above.

Signed,  sealed  and  delivered
in  the  presence  of:                    YONKER  INVESTMENTS,  INC.,  a Florida
corporation


______________________________          By:
                                             _______________________________
*_____________________________               MICHAEL  B.  YONKER,  President
*(Print  Name  of  Witness)

______________________________
*_____________________________
*(Print  Name  of  Witness)                    "Lessor"

(Corporate  Lessee)

__________________________________           By:
                                                 _______________________________
*_________________________________  Print  Name:
                                                 _______________________________
*(Print  Name  of  Witness)               Title:
                                                 _______________________________

________________________________________
*_______________________________________
*(Print  Name  of  Witness)                    "Lessee"


STATE  OF  FLORIDA     )
     )
COUNTY  OF  SARASOTA     )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared MICHAEL B. YONKER, as President of Yonker Investments Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or produced _______________________________ as identification.

__________________________________________________
Notary  Public
Print  Name:  _____________________________
My  commission  expires:


STATE  OF  _________________     )

COUNTY  OF  _______________    )

     I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared _______________________________________, who is personally known  to  me  or  produced  ________________________________ as identification.

___________________________________________________
Notary  Public
Print  Name:  _____________________________
My  commission  expires:



Ref:  DNAPrint  Yonkers  Lease-Final.doc

                                     6 of 8

                                   EXHIBIT A

                        Description  of  Leased  Premises
                        ---------------------------------
                          1621 West University Parkway
                               Sarasota, FL  34243


1. Unit located at 1621 West University Parkway includes common electrical service well pump and exterior lighting of occupied building. Monthly rent has been adjusted accordingly.

2. In addition to the $6,000.00 due at Lease Agreement execution and signing, Lessee agrees to pay the additional sum of $3,000.00 to Lessor as incentive to enter into this agreement with Lessee, which amount, once paid, is non-refundable.

3. The Lessor will pay as commission on the Lease Agreement to Michael Saunders & Company $6,000.00 (Six Thousand Dollars) upon occupancy by Lessee.

In addition, $1,250.00 per year will be paid to Michael Saunders & Company on the on the anniversary of the occupancy by the Lessor estimated at this point to be October 1, 2006 as follows:

$1,250.00  on  10/1/2007  (Year  2)
$1,250.00  on  10/1/2008  (Year  3)
$1,250.00  on  10/1/2009  (Year  4)
$1,250.00  on  10/1/2010  (Year  5)

If the Lessee should exercise the option to extend the Lease another 5 years, Lessor will pay to Michael Saunders & Company a commission as follows:

$1,440.00  on  10/1/2011(Year  1)
$1,440.00  on  10/1/2012  (Year  2)
$1,440.00  on  10/1/2013  (Year  3)
$1,440.00  on  10/1/2014  (Year  4)
$1,440.00  on  10/1/2015  (Year  5)

The Lessor reserves the right to pay the commission in full for each 5 year period or the balance of the current 5 year period at any time.


Lessor  Initial:  ___________


Lessee  Initial:  ___________

                                     7 of 8

                                    EXHIBIT B
                                    ---------

Phenol
Chlorophorm
Ehidium  Bromide
Formamide



Lessor  Initial:  ___________


Lessee  Initial:  ___________

                                     8 of 8